UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 17, 2008
Date of Report (Date of earliest event reported)
IMARX THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33043	86-0974730

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)
1730 River Road, Suite 200
Tucson, AZ 85718
(Address of principal executive offices)
(520) 770-1259
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On April 17, 2008, we entered into a Satisfaction, Waiver and Release Agreement (the “Agreement”) with Abbott Laboratories pursuant to which all of our obligations under the $15 million non-recourse promissory note, dated April 25, 2006, that we issued to Abbott in connection with our acquisition of Abbokinase (the “Note”) were fully satisfied in exchange for the payment of $5,177,609 in cash to Abbott and the payment of all amounts due under the Master Project Agreement, dated as of December 15, 2005, by and between Fisher BioServices Inc. and us, that relate to the storage of certain cell banks and recombinant samples owned by Abbott (collectively, the “Repayment Amount”). As a result of the Agreement, the Note has been cancelled and full title to the Abbokinase assets has re-vested in us. Previously, on March 31, 2008 and April 1, 2008, the escrow agent paid to Abbott the aggregate balance of the escrow fund of approximately $1.12 million under the Escrow Agreement that we entered into with Abbott and LaSalle Bank National Association, dated April 25, 2006 (the “Escrow Agreement”).
     A copy of the Agreement is attached as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by this reference.
     A copy of the press release that we issued in connection with the Agreement is attached as Exhibit 99.1 to this current report on Form 8-K and is also incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
10.1	Satisfaction, Waiver and Release Agreement, dated April 17, 2008, by and between ImaRx Therapeutics, Inc. and Abbott Laboratories.

102	Secured Promissory Note, dated April 25, 2006, between ImaRx Therapeutics, Inc. and Abbott Laboratories, filed as Exhibit 10.14 to the Registration Statement on Form S-1 filed on May 4, 2007, Registration No. 333-142646, and incorporated herein by reference.

10.3	Escrow Agreement, dated April 25, 2006, between ImaRx Therapeutics, Inc., Abbott Laboratories and LaSalle Bank National Association, filed as Exhibit 10.11 to the Registration Statement on Form S-1 filed on May 4, 2007, Registration No. 333-142646, and incorporated herein by reference.

10.4	Asset Purchase Agreement, dated April 10, 2006, between ImaRx Therapeutics, Inc. and Abbott Laboratories, and amendments thereto, filed as Exhibit 10.10 to the Registration Statement on Form S-1 filed on May 4, 2007, Registration No. 333-142646, and incorporated herein by reference.

99.1	Press Release issued by ImaRx Therapeutics, Inc. on April 23, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2008	IMARX THERAPEUTICS, INC.
	By:	/s/ Kevin Ontiveros
Kevin Ontiveros,
Vice President, Legal Affairs, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Satisfaction, Waiver and Release Agreement, dated April 17, 2008, by and between ImaRx Therapeutics, Inc. and Abbott Laboratories.

10.2	Secured Promissory Note, dated April 25, 2006, between ImaRx Therapeutics, Inc. and Abbott Laboratories, filed as Exhibit 10.14 to the Registration Statement on Form S-1 filed on May 4, 2007, Registration No. 333-142646, and incorporated herein by reference.

10.3	Escrow Agreement, dated April 25, 2006, between ImaRx Therapeutics, Inc., Abbott Laboratories and LaSalle Bank National Association, filed as Exhibit 10.11 to the Registration Statement on Form S-1 filed on May 4, 2007, Registration No. 333-142646, and incorporated herein by reference.

10.4	Asset Purchase Agreement, dated April 10, 2006, between ImaRx Therapeutics, Inc. and Abbott Laboratories, and amendments thereto, filed as Exhibit 10.10 to the Registration Statement on Form S-1 filed on May 4, 2007, Registration No. 333-142646, and incorporated herein by reference.

99.1	Press Release issued by ImaRx Therapeutics, Inc. on April 23, 2008.